Supplement dated June 14, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013, April 2, 2013, April 17, 2013 and May 9, 2013)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
On page 55, add the following:
For Money Market Fund:
Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.
On page 72, add the following firms to the list:
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Investment Services LLC
Cetera Financial Specialists LLC